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                                                                   EXHIBIT 10.17

                                 ELECTION FORM
                DEFERRAL OF 1989 DIRECTOR RETIREMENT PLAN AWARD
                -----------------------------------------------


TO:  Rebecca R. Morris
     Secretary
     Dresser Industries, Inc.
     1600 Pacific Avenue
     Dallas, TX 75201



1.   Percentage
     ----------

     I hereby elect to defer up to 100% of the stock award due to me as a Dresser Industries, Inc. Director for the period from August 1, 1993 to July 31, 1995 (the "Deferred Stock Award"), as indicated below. I understand that the portion of my stock that I defer will be converted into phantom shares of Dresser Industries, Inc. Common Stock. Phantom shares are payable in cash.

            (Indicate the percentage of stock award to be deferrred,
              if any.  Deferrals must be made in 10% increments.)


                          ______ % of the stock award



2.   Payment
     -------

     I elect my payment period to commence on:

(circle one)         1/1         4/1     7/1                  10/1  in ______
                                                                       (Year)



Note: Deferrals may not be made for less than one year. Payment terms must be specified at least 6 months prior to and in the taxable year prior to the commencement of the payment period.



__________________________________              ________________
                (Signature)                           (Date)